================================================================================

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/

FILED BY A PARTY OTHER THAN THE REGISTRANT / /

CHECK THE APPROPRIATE BOX:
/ /  PRELIMINARY PROXY STATEMENT
/ /  CONFIDENTIAL FOR USE OF COMMISSION ONLY
/X/  DEFINITIVE PROXY STATEMENT
/ /  DEFINITIVE ADDITIONAL MATERIALS
/ /  SOLICITING MATERIALS PURSUANT TO SS.240.14A-11(c) OR SS.240.14a-12


                            INTERNATIONAL BALER CORP.
                    FORMERLY KNOWN AS WASTE TECHNOLOGY CORP.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
       (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN REGISTRANT)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX)
/X/  NO FEE REQUIRED
/ /  $125 PER EXCHANGE ACT RULES-O-11(c)(1)(II), 14a-6(i)(1), 14a-6(i)(2) OR
     ITEM 22(a)(2) OF SCHEDULE 14A.
/ /  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES14A-6(i)(4) AND O-11.

     1) TITLE OF EACH CLASS OF SECURITIES TO WHICH EACH TRANSACTION APPLIES:

     ___________________________________________________________________________

     2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

     ___________________________________________________________________________

     3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE O-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED)

     ___________________________________________________________________________

     4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION.

     ___________________________________________________________________________

     5) TOTAL FEE PAID.

     ___________________________________________________________________________

/ /  FEE PAID PREVIOUSLY BY WRITTEN PRELIMINARY MATERIALS.
/ / CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXHANGE ACT RULE O-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.
     1) AMOUNT PREVIOUSLY PAID _____________________________
     2) FORM SCHEDULE OR REGISTRATION STATEMENT NO.: _______
     3) FILING PARTY: ______________________________________
     4) DATE FILED: ________________________________________

================================================================================

                         INTERNATIONAL BALER CORPORATION
                                FORMERLY KNOWN AS
                             WASTE TECHNOLOGY CORP.
                             5400 RIO GRANDE AVENUE
                           JACKSONVILLE, FLORIDA 32254

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                 APRIL 20, 2009


TO THE STOCKHOLDERS:

     Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of International Baler Corp., formerly known as Waste Technology Corp. (the "Company") has been called for and will be held at 10:00 A.M., local time, on Monday, April 20, 2009, at the offices of the Company, 5400 Rio Grande Avenue, Jacksonville, Florida 32254 for the following purposes:

     1. To elect two (2) Class II Directors, Ronald L. McDaniel and D. Roger Griffin to the Board of Directors;

     2. To ratify the appointment by the Board of Directors of KPMG LLP, to serve as the independent registered public accounting firm for the current fiscal year; and


     3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 4, 2009 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices at 5400 Rio Grande Avenue, Jacksonville, Florida 32254, for ten (10) days prior to April 20, 2009.


                                              By Order of the Board of Directors


                                              Ronald L. McDaniel
                                              Chairman



Dated: March 18, 2009



     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GRANTING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                         INTERNATIONAL BALER CORPORATION
                                 PROXY STATEMENT


                                     GENERAL


     This proxy statement is furnished by the Board of Directors of International Baler Corporation formerly known as Waste Technology Corp., a Delaware corporation (sometimes the "Company" or "IBC"), with offices located at 5400 Rio Grande Avenue, Jacksonville, Florida 32254, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company to be held on April 20, 2009 and at any adjournments thereof (the "Annual Meeting"). This proxy statement will be mailed to stockholders beginning approximately March 18, 2009. If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the President of the Company, or by a stockholder voting in person at the Annual Meeting.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of the Directors named therein and FOR the ratification of the selection by the Audit Committee of the Board of Directors of KPMG LLP, as the independent registered public accounting firm of the Company.

     A copy of the annual report on Form 10-K of the Company for the fiscal year ended October 31, 2008 ("Fiscal 2008"), which contains financial statements audited by the Company's independent registered public accounting firm, accompanies this proxy statement.

     The cost of preparing, assembling and mailing this notice of meeting, proxy statement, the enclosed annual report and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock. The Company will reimburse such persons for their expenses in forwarding soliciting material.



                    Internet Availability of Proxy Materials

     This Notice of Annual Meeting and Proxy Statement along with the form of proxy card and the Company's Annual Report on Form 10-K for the year ended October 31, 2008 will be available on the Company's website at www.Intl-Baler.com beginning on the first day these materials are mailed to shareholders which is anticipated to be March 18, 2009.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

     The Board of Directors has fixed the close of business on March 4, 2009 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at the Annual Meeting. Only stockholders on the Record Date will be able to vote at the Annual Meeting.

     As of the Record Date, 4,933,895 shares of the Company's common stock, $.01 par value per share ("Common Stock") are outstanding, and each share will be entitled to one (1) vote, with no shares having cumulative voting rights. Holders of shares of Common Stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented at the Annual Meeting is required for approval of each matter which will be submitted to stockholders. The Company also has 10,000,000 shares of Preferred Stock, $.0001 par value per share authorized, none of which are outstanding.

     As set forth in the table below, LaRita R. Boren and her husband, Leland E. Boren, together beneficially own more than 50% of the Company's outstanding and issued shares of common stock. Mr. and Mrs. Boren have a verbal agreement or understanding to vote their shares in a like manner. As a result, the Company is considered a "controlled company" under the applicable rules of The Nasdaq Stock Market. Members of our management have been informed that our controlling shareholders intend to vote in favor of all of the nominees for directors and for the ratification of KPMG LLP to serve as the Company's independent registered public accounting firm. Therefore, the proposals specified in Items 1 and 2 of the Notice of Annual Meeting are likely to be passed.

     Management knows of no business other than that specified in Items 1 and 2 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The following table sets forth the share holdings of those persons who own more than 5% of the Company's common stock as of the record date, March 4, 2009, with these computations being based upon 4,933,895 shares of the Company's common stock being outstanding as of that date and as any shareholder, as it may pertain, assumes the exercise of options held by such shareholder as of March 4, 2009.

                            FIVE PERCENT STOCKHOLDERS
                            -------------------------

                                AMOUNT OF
NAME AND ADDRESS OF             BENEFICIAL                 APPROXIMATE
BENEFICIAL OWNER               OWNERSHIP(1)             PERCENT OF CLASS
-------------------            ------------             ----------------
LaRita R. Boren                2,644,621(2)                   51.0%
9315 South 950 East
Upland, IN 46989

Alexander C. Toppan              506,350(3)                   10.3%
40 Spectacle Road
South Kent, CT 06785
____________________

(1) Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power.

(2) Consists of 2,423,853 shares held directly and 220,768 shares held directly by her husband, Leland E. Boren. Both Mr. and Mrs. Boren are Directors of the Company and have a verbal agreement to vote their shares in a like manner.

(3)  Shares held in joint tenancy with his wife, Mary T. Toppan.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

GENERAL
-------

     Article III, Section 1 of the Company's By-Laws provides that the Company's Board of Directors shall consist of a minimum of five (5) and a maximum of nine
(9) directors divided into three (3) classes of directors ("Class I", "Class II", and "Class III"), with each class having as nearly the same number of directors as practicable. Stockholders elect such class of directors, Class I, Class II, or Class III, as the case may be, to succeed such class directors whose terms are expiring, for a three (3) year term, and such class of directors shall serve until the successors are elected and qualify. Under this configuration, it is intended that one class of directors' terms will expire each year resulting in staggered elections of the Company's directors. At last year's annual meeting the term of the Company's Class I Directors expired. As a result, at last year's annual meeting Leland E. Boren and Matthew M. Price were elected as Class I Directors. During Fiscal 2008, D. Roger Griffin the Company's Chief Executive Officer, was named to the Board of Directors of the Company. In fiscal 2009, John J. Martorana was named to the Board of Directors of the Company.

     The following is the apportionment of the existing directors into classes:


     NO. OF CLASS       TERM EXPIRES                 MEMBERS/NOMINEES
     ------------       ------------                 ----------------

     Class I            2011 Annual                  Leland E. Boren
                        Stockholder's Meeting        Matthew M. Price

     Class II           2009 Annual                  Ronald L. McDaniel
                        Stockholder's Meeting        D. Roger Griffin

     Class III          2010 Annual                  LaRita R. Boren
                        Stockholder's Meeting        William E. Nielsen
                                                     John J. Martorana



     Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of Ronald L. McDaniel and D. Roger Griffin as Class II Directors. If Mr. McDaniel or Mr. Griffin should subsequently become unavailable for election prior to the Annual Meeting, the persons voting the accompanying proxy may in their discretion vote for a substitute.

BOARD OF DIRECTORS
------------------

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Although only two (2) members of the Board are involved in day-to-day operating details, the other members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings. The Board of Directors held three (3) meetings in Fiscal 2008. One director was absent at one of the meetings of the Board of Directors during Fiscal 2008. Although it has no formal policy requiring attendance, the Company encourages all directors to attend the annual meeting of stockholders. All of the Company's directors attended last year's annual meeting of stockholders and it is anticipated that all of its directors will attend this year's Annual Meeting.

     INDEPENDENCE OF DIRECTORS

     Rule 4350(c)(1) of The Nasdaq Stock Market rules requires that a majority of the members of the Company's Board of Directors be independent in that they are not officers or employees of the Company and are free of any relationship that would interfere with the exercise of their independent judgment.

     The Board of Directors has determined that three of the Company's eight Directors, Ronald L. McDaniel, John J. Martorana, and Matthew M. Price are independent as defined by the listing standards of the Nasdaq Stock Market Rules, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission.

     However, Rule 4350(c)(5) provides an exemption from the requirement that a majority of the Company's Directors be independent if the Company is considered a "controlled company. A controlled company is defined as a company of which more than 50% of the voting power is held by an individual, a group or another company. LaRita R. Boren and Leland E. Boren, who are husband and wife and members of the Company's Board of Directors, have a verbal agreement or understanding to vote their shares in a like manner. As Mr. and Mrs. Boren together beneficially own more than 50% of the outstanding shares of the Company's' common stock, the Company is considered a "controlled company" under the applicable rules of The Nasdaq Stock Market and as such is exempt from certain of the corporate governance rules of The Nasdaq Stock Market, such as the requirement that the board of directors consist of a majority of independent directors.


COMMITTEES
----------

     NOMINATING COMMITTEE

     In view of the agreement and understanding of LaRita R. Boren and Leland E. Boren who beneficially own more than 50% of the outstanding shares of the Company's common stock to vote their shares in a like manner, the Company is a "controlled company" under the applicable rules of The Nasdaq Stock Market, and as such is exempt from the nominating committee requirements. Therefore, the Company does not have a standing nominating committee or a nominating committee charter. However, the full Board of Directors performs the functions of a nominating committee. The Board identifies the candidates for Board membership. In identifying candidates, the Board will seek recommendations from existing Board members, executive officers of the Company and all persons who own more than five percent (5%) of the Company's outstanding stock. The Board has no stated specific minimum qualifications that must be met by a candidate for a position on the Board of Directors. The Board will consider a variety of factors in evaluating the qualifications of a candidate including the candidate's professional experience, educational background, knowledge of the Company's business and personal qualities. The Board may, when appropriate, retain an executive search firm and other advisors to assist it in identifying candidates for the Board. In addition, the Board will consider any candidates that may have been recommended by any of the Company's stockholders who have made those recommendations in accordance with the procedures described below under the heading "Stockholders' Proposals." In addition, such stockholder recommendations must be accompanied by

(1) such information about each prospective director nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had the prospective director nominee been nominated by the Board of Directors and (2) that the prospective director nominee has consented to be named, if nominated, as a nominee and, if elected, to serve as a director. To date, the Company has not received any recommendations from shareholders requesting a candidate for inclusion among the slate of nominees in the Company's proxy statement. The directors of the Company who participated in the consideration of director-nominees included in this proxy statement were William E. Nielsen, Ronald L. McDaniel, Leland E. Boren and LaRita R. Boren.

     AUDIT COMMITTEE

     The Audit Committee primarily assists our Board in fulfilling its oversight responsibilities by reviewing our financial reporting and audit processes and our systems of internal control over financial reporting and disclosure controls. In fiscal 2008, Ronald L. McDaniel, Matthew M. Price and LaRita R. Boren were members of the Company's Audit Committee. Only Messrs. McDaniel and Price meet the independence requirements of NASDAQ, the applicable Securities Laws, and the regulations and rules promulgated by the SEC. Mrs. Boren served on the Audit Committee because the Company only had two independent directors in fiscal 2008. In fiscal 2009, the Audit Committee will consist of Messrs.McDaniel and Price who will be joined by John J. Martorana who has also been determined by the Board to meet the requisite independence requirements of NASDAQ, the Securities Laws and SEC regulations and rules. Although the Company continues to search for additional individuals who meet the requirements to qualify as independent Directors and who would be willing to serve in that capacity, the Company has had difficulty in locating such individuals since it does not maintain directors and officers insurance and is unable to adequately compensate such independent directors for their services. Mr. McDaniel serves as the audit committee's "financial expert" as that term is defined by applicable SEC regulations. The Audit Committee has adopted an Audit Committee Charter, a copy of which is available at the Company's website, www.Intl-baler.com. The Audit Committee reviews and reassess the Audit Committee Charter annually.

     The Audit Committee's functions are:

     I. To review with management and the Company's independent registered public accounting firm the scope of the annual audit and quarterly statements, significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements;

     II. To review major changes to the Company's accounting principles and practices suggested by the independent registered public accounting firm;

     III. To monitor the independent registered public accounting firm's relationship with the Company;

     IV. To advise and assist the Board of Directors in evaluating the independent registered public accounting firm's examination;

     V. To supervise the Company's financial and accounting organization and financial reporting;

     VI. To nominate, for approval of the Board of Directors, an independent registered public accounting firm whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed; and

     VII. To review and consider fee arrangements with, and fees charged by, the Company's independent registered public accounting firm.

     The Audit Committee met with the Company's independent registered public accounting firm in fiscal 2008 to discuss the audit of the Company's year-end financial statements. It is intended that in fiscal 2009 Mr. McDaniel will continue to be designated the Committee's financial expert.


                             AUDIT COMMITTEE REPORT

     The Audit Committee has:

     1. Reviewed and discussed the Company's audited financial statements for the year ended October 31, 2008 with the management of the Company and the Company's independent registered public accounting firm;

     2. Discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61, as the same was in effect on the date of the Company's financial statements; and

     3. Received the written disclosures and the letter from the Company's independent registered public accounting firm required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence), as the same was in effect on the date of the Company's financial statements, has discussed with representatives of the Company's independent registered public accounting firm their independence from management and the Company and satisfied itself as to their independence.


     Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended October 31, 2008 be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2008.


                               Members of the Audit Committee

                               Ronald L. McDaniel
                               Matthew M. Price
                               LaRita R. Boren

     COMPENSATION COMMITTEE

     During fiscal 2008, LaRita R. Boren, Leland E. Boren and Ronald L. McDaniel were members of the Company's compensation committee. Only Mr.McDaniel meets the independence requirements of NASDAQ, the Securities law and SEC regulations and rules. In fiscal 2009, John J. Martorana, who meets all of the applicable independence requirement tests, will replace Mr. and Mrs. Boren as a member of the Compensation Committee. The Compensation Committee's functions, in conjunction with the Board of Directors, are to provide recommendations with respect to, general and specific compensation policies and practices of the Company for directors, officers and other employees of the Company. The Compensation Committee expects to periodically review the approach to executive compensation and to make changes as competitive conditions and other circumstances warrant and will seek to ensure the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. The Committee determines or recommends to the Board of Directors for determination the specific compensation of the Company's Chief Executive Officer and all of the Company's other officers. Although the Committee may seek the input of the Company's Chief Executive Officer in determining the compensation of the Company's other executive officers, the Chief Executive Officer may not be present during the voting or deliberations with respect to his compensation. The Committee may not delegate any of its responsibilities unless it is to a subcommittee formed by the Committee. The Compensation Committee met one time in Fiscal 2008. The Committee has the authority to retain a compensation consultant or other advisors to assist it in the evaluation of compensation and has the sole authority to approve the fees and other terms of retention of such consultants and advisors and to terminate their services. To date, the Committee has not retained any such consultants or advisors to assist it, although it may do so in the future if it deems it necessary. The Compensation Committee has adopted a Compensation Committee Charter which is available at the Company's website at www.Intl-baler.com.



STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS
-----------------------------------------------------

     Stockholders may communicate with the Board of Directors of the Company by writing to: William E. Nielsen, Chief Financial Officer, International Baler Corporation, 5400 Rio Grande Avenue, Jacksonville, FL 32254 or by E-Mail: to: sales@intl-baler.com Subject: Communication to Board of Directors. All letters and e-mails will be answered, if possible, and will be distributed to board members as appropriate. Notwithstanding the foregoing, the Company has the authority to discard or disregard any communication which is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS
                  --------------------------------------------

                                                     NUMBER OF SHARES            PERCENT
NAME AND ADDRESS                 TITLE             BENEFICIALLY OWNED (6)       OF CLASS(7)
---------------------            ----------        ----------------------       ------------
LaRita R. Boren                  Director                2,423,853                 49.1%
9315 South 950 East
Upland, IN 46989

Leland E. Boren                  Director                  220,768                  4.5%
9315 South 950 East
Upland, IN 46989

D. Roger Griffin                 Director,                     -0-                   -0-
5400 Rio Grande Avenue           CEO,
Jacksonville, FL  32254          President

John J. Martorana                Director                      -0-                   -0-
5400 Rio Grande Avenue
Jacksonville, FL 32254

Ronald L. McDaniel               Director                      -0-                   -0-
5400 Rio Grande Avenue
Jacksonville, FL 32254

William E. Nielsen               Director;                 250,000(8)               4.8%
5400 Rio Grande Avenue           Chief Financial
Jacksonville, FL 32254           Officer

Matthew M. Price                 Director                      -0-                   -0-
Bingham McHale LLP
2700 Market Tower
10 West Market Street
Indianapolis, IN 46204

David B. Wilhelmy                Director, V. P.               -0-                   -0-
5400 Rio Grande Avenue           Sales & Marketing
Jacksonville, FL 32254

International Baler Corp.                                  150,421                  3.0%
Profit Sharing Trust
5400 Rio Grande Avenue
Jacksonville, FL 32254

All Officers and Directors                               3,045,042(9)              58.7%
as a Group (6 persons)

_________________________

(6) Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power. The shares set forth in the table are as of March 4, 2009.

(7) Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934 based upon 4,933,895 shares of common stock being outstanding as of the record date, March 4, 2009. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof within 60 days of March 4, 2009 are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage of any other person. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

(8)  Consists of fully vested, exercisable options to purchase 250,000 shares.

(9) Consists of shares held directly, fully vested, exercisable options to purchase 250,000 shares and shares held by International Baler Corporation Employees Profit Sharing Trust.

CHANGE IN CONTROL
-----------------

     To the knowledge of the Company's management, there are no present arrangements or pledges of the Company's securities which may result in a change in control of the Company.

BACKGROUND OF DIRECTORS
-----------------------

     The following is a brief account of the experience, for at least the past five (5) years, of each nominee for director.

     LaRita R. Boren, age 73, was elected as a Director of the Company on March 9, 2005. Mrs. Boren is the Chairwoman of the Board and Executive Director of Avis Industrial Corporation. She has served as a member of the Board of Directors of Avis since 1979 and as Vice-President from 1986 until April, 2006 when she was elected Executive Director. She is also on the Board of Directors of The Boren Foundation, Inc., Citizens Plaza Building, LLC, Citizens Travel Agency, The Heartland Film Festival, Lyford Cay Foundation Inc., J.M. Music, Inc., Taylor University, LeLaLo Foundation, Inc., and Spring Hill Music Group, Inc. Mrs. Boren received a Bachelors of Science degree from Oklahoma State University in 1957. She has an honorary Doctor of Business Management degree from Indiana Wesleyan University and a Doctor of Humane Letters degree from Taylor University. Mrs. Boren has been married to Leland E. Boren, also a Director of Avis Industrial Corporation since 1958.

     Leland E. Boren, age 85, was elected as a Director of the Company on March 9, 2005. Mr. Boren is the Chairman, Chief Executive Officer and President of Avis Industrial Corporation located in Upland, Indiana. From 1945 through 1971 Mr. Boren was employed by The Pierce Company (formerly The Pierce Governor Company) in various capacities. He became President of The Pierce Governor Company in 1958. The Pierce Company merged with Avis Industrial Corporation in 1971 and Mr. Boren became President of Avis at that time. Mr. Boren has been married to LaRita R. Boren, who is also a Director of the Company since 1958.

     D. Roger Griffin, age 47, joined the Company in February 2008 as President and Chief Executive Officer. Previously, Mr. Griffin was Vice President of Operations at Schaefer Interstate Railing in Salisbury, North Carolina. Prior to that Mr. Griffin spent several years with Metaldyne which acquired the Whitsett, North Carolina plant of Dana Corporation and before that he spent eleven years in management with Dana Corporation at their Whitsett, North Carolina and Jonesboro, Arkansas facilities.

     John J. Martorana, age 58, joined the Company's Board of Directors on January 5, 2009. Mr. Martorana has been a consultant to several divisions of Wastequip, Inc. since 2007. Mr. Martorana was the President of Wastequip of Florida from 1994 to 2007 after joining that company in 1991 as Vice President. From 1984 to 1991 he was responsible for sales and steel purchasing for Industrial Refuse Sales, Inc., a family owned business, which was sold to Wastequip, Inc. Prior to joining Industrial Refuse Sales, Mr. Martorana worked in the steel industry. He graduated from Butler University in 1972.

     Ronald L. McDaniel, age 69, was named to the Company's Board of Directors on May 16, 2006. Mr. McDaniel has been president of Western-Cullen-Hayes, Inc. since 1980. He was Vice President and General Manager of Western-Cullen-Hayes from 1975 to 1980. From 1957 to 1975 Mr. McDaniel worked for Western-Cullen-Hayes and Burro Crane, an affiliated company, in various capacities including division controller. Mr. McDaniel has a bachelor's degree from the University of Dayton and an MBA from the University of Chicago.

     William E. Nielsen, age 61, joined the Company in June 1994 as its Chief Financial Officer and was elected a Director on November 20, 1997. He was elected President and Chief Executive Officer on May 8, 2001 and served in that capacity until June 25, 2007, and is currently Vice President, Finance and Treasurer of the Company. Prior to joining the Company, Mr. Nielsen acted as a financial consultant to Fletcher Barnum Inc., a privately held manufacturing concern, from October 1993 through June 1994. From 1980 through July 1993, he was the Vice President, Administration and Finance at Unison Industries, Inc. Mr. Nielsen received a BBA in Finance and an M.B.A. at Western Illinois University in 1969 and 1970, respectively.

     Matthew M. Price, age 41, is an attorney with the law firm of Bingham McHale LLP since 1993. Mr. Price received a BA degree from Wabash Collage in 1990 and a J.D. from Indiana University School of Law in 1993. Mr. Price is a member of the Indiana State Bar Association, American Bar Association and the Indianapolis Bar Association. Mr. Price is a member of his law firm's manufacturing industry team, and his practice focus is on issues relating primarily to manufacturers. Mr. Price was elected to the Company's board of directors on May 11, 2007.

     David B. Wilhelmy, age 54, joined the Company in September 2002 as a Vice President of Sales and Marketing and at that time also became a member of the Company's Board of Directors. Prior to joining the Company, Mr. Wilhelmy was Vice President/Sales and Acquisitions for Consolidated Packaging Systems. CPS was a joint venture with Gryphon Investors to consolidate the packaging systems distribution industry, from January 2000 through August 2002. Mr. Wilhelmy was the Southeast Regional Vice President of Sales and Marketing for Packaging for Unisource Distribution Company from 1993 to 2000. Mr. Wilhelmy received a Bachelor Degree in Business Administration from Madison University.


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     -------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC no later that the second business day after the date on which the transaction occurred unless certain exceptions apply. In fiscal 2008, the Company, its officers and directors, were not delinquent in filing of any of its Form 3, 4, and 5 reports.


     FAMILY RELATIONSHIPS
     --------------------

     There are no family relationships between executive officers or directors of the Company except that Leland E. Boren and LaRita R. Boren are husband and wife who have a verbal agreement to vote their shares in a like manner.

     Except as noted above, there is no understanding or arrangement between any director or any other persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.


     INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS
     ----------------------------------------

     To the knowledge of management, no director, executive officer or affiliate of the Company or owner of record or beneficially of more than 5% of the Company's common stock is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding.

     To the knowledge of management, during the past five years, no present or former director, executive officer, affiliate or person nominated to become a director or an executive officer of the Company:

     (1) Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

     (2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his or her involvement in any type of business, commodities, securities or banking activities;

     (4) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting him or her for more than 60 days from engaging in, or being associated with any person engaging in, any type of business, commodities, securities or banking activities;

     (5) Was found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission ("CFTC") to have violated any federal or state securities law or Federal commodities law, and the judgment in such civil action or finding by the SEC or CFTC has not been subsequently reversed, suspended, or vacated.

     EXECUTIVE OFFICER COMPENSATION
     ------------------------------

     The following table sets forth a summary of all compensation awarded to, earned by or paid to, the Company's Chief Executive Officer and each of the Company's executive officers whose compensation exceeded $100,000 per annum for services rendered in all capacities to the Company and its subsidiaries during fiscal years ended October 31, 2008, and October 31, 2007:

                           SUMMARY COMPENSATION TABLE

                                    ANNUAL COMPENSATION                  LONG TERM AWARDS
-------------------------------------------------------------------------------------------------------------
                                                     OTHER ANNUAL
     NAME AND                   SALARY      BONUS    COMPENSATION    NUMBER OF      ALL OTHER       TOTAL
PRINCIPAL POSITION     YEAR       ($)        ($)          ($)         OPTIONS     COMPENSATION   COMPENSATION
------------------     ----    --------    ------    ------------    ---------    ------------   ------------
D. Roger Griffin       2008      91,500    50,000         -0-           -0-            -0-          141,500
President & CEO

William E. Nielsen     2008     133,302    22,000         -0-           -0-            -0-          155,302
Chief Financial        2007     131,440    17,500         -0-           -0-            -0-          148,940
Officer(1)

David B. Wilhelmy      2008     132,305    22,000         -0-           -0-            -0-          154,305
Vice President Sales   2007     129,602    17,500         -0-           -0-            -0-          147,102
and Marketing

Greg Kirkpatrick       2008      29,475     -0-           -0-           -0-            -0-           29,475
Acting President(2)    2007      58,950     -0-           -0-           -0-            -0-           58,950
-------------------------------------------------------------------------------------------------------------


                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
----------------------------------------------------------------------------------------------------------------------------------
Option Awards                                                                Stock Awards
----------------------------------------------------------------------------------------------------------------------------------
Name        Number of     Number of      Equity       Option    Option       Number     Market Value    Equity        Equity
            Securities    Securities     Incentive    Exercise  Expiration   of         of Shares or    Incentive     Incentive
            Underlying    Underlying     Plan         Price     Date         Shares     Units of        Plan          Plan Awards:
            Unexercised   Unexercised    Awards:      ($)                    or Units   Stock That      Awards:       Market or
            Options (#)   Options (#)    Number of                           of Stock   Have Not        Number of     Payout Value
            Exercisable   Unexercisable  Securities                          That       Vested (#)      Unearned      of Unearned
                                         Underlying                          Have Not                   Shares,       Shares,
                                         Unexercised                         Vested (#)                 Units or      Units or
                                         Unearned                                                       Other         Other Rights
                                         Options (#)                                                    Rights That   That Have
                                                                                                        Have Not      Not Vested
                                                                                                        Vested (#)    (#)

 (a)           (b)            (c)           (d)          (e)       (f)          (g)          (h)           (i)             (j)
----------------------------------------------------------------------------------------------------------------------------------

William E.  250,000           -0-           -0-         $0.30    2/7/2012       -0-          -0-            -0-            -0-
Nielsen
Chief
Financial
Officer
----------------------------------------------------------------------------------------------------------------------------------

     None of the Company's other Executive Officers earned compensation in fiscal 2008 and 2007 in excess of $100,000 for services rendered to the Company in any capacity.
________________________
1.   William E. Nielsen was President and CEO until September 18, 2007.
2.   Greg Kirkpatrick was acting President from September 18, 2007 to
     December 19, 2007.

     GRANTS AND OPTION EXERCISES IN LAST FISCAL YEAR
     -----------------------------------------------

     No stock awards or options were granted or options exercised during fiscal 2008 by the Company's Chief Executive Officer or any of the Company's most highly compensated executive officers whose compensation exceeded $100,000 for Fiscal 2008.

     AGREEMENTS
     ----------

     The Company does not have any employment contracts, termination, severance or change of control agreements with its Chief Executive Officer or any other member of management.

     COMPENSATION OF DIRECTORS
     -------------------------

     The Board of Directors of the Company has resolved to compensate non-employee directors $1,000 per month, together with direct out-of-pocket expenses incurred to attend meetings.

     Members of the Board of Directors may also be requested to perform consulting or other professional services for the Company from time to time. The Board of Directors has reserved to itself the right to review all directors' claims for compensation on an ad hoc basis.

     Directors who are on the Company's Audit, Compensation, and Nomination Committees are independent and therefore, do not receive any consulting, advisory or compensatory fees from the Company. However, such Board members may receive fees from the Company for their services on those committees.

-------------------------------------------------------------------------------------------------------------
                      DIRECTOR COMPENSATION FOR FISCAL 2008
-------------------------------------------------------------------------------------------------------------
                                                                         Change
                                                                         in Pension
Name                  Fees        Stock        Option       Non          Value and
                      Earned      Awards       Awards       Equity       Nonqualified All Other    Total
                      or Paid                               Incentive    Deferred     Compensation
                      in Cash                               Plan         Compensation
                                                            Compensation Earnings

                        ($)         ($)           ($)          ($)          ($)          ($)          ($)
-------------------   --------    ---------    ---------    ---------    ---------    ---------    ----------
Ronald L. McDaniel    12,000         -0-          -0-          -0-          -0-          -0-          12,000
-------------------   --------    ---------    ---------    ---------    ---------    ---------    ----------
Matthew M. Price      12,000         -0-          -0-          -0-          -0-          -0-          12,000
-------------------   --------    ---------    ---------    ---------    ---------    ---------    ----------
LaRita R. Boren       10,000         -0-          -0-          -0-          -0-          -0-          10,000
-------------------   --------    ---------    ---------    ---------    ---------    ---------    ----------
Leland E. Boren       10,000         -0-          -0-          -0-          -0-          -0-          10,000
-------------------   --------    ---------    ---------    ---------    ---------    ---------    ----------

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

     RELATED PERSON TRANSACTIONS
     ---------------------------

     Except as set forth hereafter, there have been no material transactions, series of similar transactions or currently proposed transactions during Fiscal 2008 or 2007, to which the Company was or is to be a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company's total assets at year end for the last two Fiscal Years (2008 and 2007) and in which any director or executive officer or any security holder who is known to the Company to own of record or beneficially more than 5% of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

     TRANSACTIONS WITH MANAGEMENT AND OTHERS

     LaRita R. Boren and Leland E. Boren, shareholders and directors of the Company, are the owners of Avis Industrial Corporation (Avis). Together the Borens own 53.6% of the outstanding shares of the Company. Avis owns 100% of The American Baler Company ("American Baler"), a competitor of the Company's International Baler Corporation. These baler companies operate completely independent of each other.

     In the fiscal year ending October 31, 2008 International Baler Corporation had equipment sales to American Baler Company totalling $224,440. These sales included types of products American Baler does not manufacture. These sales were made under the Company's normal dealer discount schedule in the ordinary course of business. No favorable treatment was given to American Baler in connection with these sales. International Baler Corporation purchased no equipment from American Baler.

     PROCEDURES FOR APPROVAL OF RELATED PERSON TRANSACTIONS

     Transactions between related persons, such as between an executive officer or director and our company, or any company or person controlled by such officer or director, are required to be approved by the Company's Audit Committee. The Audit Committee Charter contains such explicit authority, as required by the applicable rules of The Nasdaq Stock Market. It is the Company's preference to avoid entering into a material related-party transaction if a transaction with a non-related party is available on an equally timely and equally beneficial basis. However, if a Related Person Transaction appears to be in the Company's best interest then it will be approved or ratified if the Audit Committee expressly finds that the terms of the transaction are comparable to or more beneficial to the Company than those that could be obtained in arm's length dealings with an unrelated third party.

     INDEBTEDNESS OF MANAGEMENT

     No officer, director or security holder known to the Company to own of record or beneficially more than 5% of the Company's common stock or any member of the immediate family of any of the foregoing persons is indebted to the Company.

PARENT OF ISSUER
----------------

     The Company has no parent.



BOARD RECOMMENDATION AND VOTE REQUIRED
--------------------------------------

     For Proposal No. 1 regarding the election of two (2) Class II Directors, votes may be cast in favor of the nominees or may be withheld. The Class II Directors will be elected by a plurality of the votes of the shares of the Company's common stock present in person or represented by proxy, and entitled to vote on the election of directors at a meeting at which a quorum is present. Abstentions are tabulated in determining the votes present at a meeting. Consequently, an abstention has the same effect as a vote against a director nominee, as each abstention would be one less vote in favor of a director nominee. The Board of Directors recommends that stockholders vote "FOR" the Nominees set forth above. Unless marked to the contrary, proxies received will be voted FOR the Nominees set forth above.

                                 PROPOSAL NO. 2:

                          RATIFICATION OF SELECTION OF

            KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Directors has selected the firm of KPMG LLP, independent registered public accounting firm, to audit the accounts for the Company for fiscal year ending October 31, 2009 ("Fiscal 2009"). The firm of KPMG LLP has audited the Company's financial statements for the past ten (10) fiscal years. The Company is advised that neither that KPMG LLP nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers KPMG LLP to be well qualified for the function of serving as the Company's independent registered public accounting firm. The Delaware General Corporation Law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statement to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of another independent registered public accounting firm.


     AUDIT AND NON-AUDIT FEES
     ------------------------

     The following table presents the fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements for the fiscal years ended October 31, 2008 and 2007, and fees for other services rendered by KPMG LLP during those periods:


     Fee Category                    Fiscal 2008                Fiscal 2007
     ------------                    -----------                -----------
     Audit Fees                        $ 70,000                  $ 70,000

     Audit-Related Fees                   0                          0

     Tax Fees                          $ 11,000                  $ 10,000

     All Other Fees                       0                          0

     Total Fees                        $ 81,000                  $ 80,000


     Audit fees include fees related to the services rendered in connection with the annual audit of the Company's consolidated financial statements, the quarterly reviews of the Company's quarterly reports on Form 10-Q and the reviews of and other services related to registration statements and other offering memoranda.

     Audit-related fees are for assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company's financial statements.

     Tax Fees include (i) tax compliance, (ii) tax advice, (iii) tax planning and (iv) tax reporting.

     All Other Fees includes fees for all other services provided by the principal accountants not covered in the other categories such as litigation support, etc.

     All of the 2008 and 2007 services described above were approved by the Audit Committee in accordance with the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by the Company's independent registered public accounting firm. The Audit Committee has considered whether the provisions of such services, including non-audit services, by KPMG LLP is compatible with maintaining KPMG LLP's independence and has concluded that it is.

BOARD RECOMMENDATION AND VOTE REQUIRED
--------------------------------------

     The Board of Directors recommends that you vote in favor of the above proposal in view of the quality of the services provided by KPMG LLP, its outstanding reputation as a leading audit firm and its familiarity with the Company's financial and other affairs due to its previous service as independent registered public accounting firm for the Company.

     A representative of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

     Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Audit Committee and the Board of Directors will review the future selection of the Company's independent registered public accounting firm.

     Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the ratification of the selection by the Board of Directors of KPMG LLP as the Company's independent registered public accounting firm for Fiscal 2009. Shares voted as abstaining will count as votes cast. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" Proposal No. 2 because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.


                             STOCKHOLDERS' PROPOSALS

     Proposals of stockholders intended to be presented at the 2010 annual meeting must be received in writing, by the President of the Company at its offices by December 21, 2009 in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

     SEC rules and regulations provide that if the date of the Company's 2010 Annual Meeting is advanced or delayed more than 30 days from the date of the 2009 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2010 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2010 Annual Meeting. Upon determination by the Company that the date of the 2010 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2009 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.



                                     By Order of the Board of Directors



                                     Angela M. Darlington, SECRETARY

                             WASTE TECHNOLOGY CORP.
                     NOW KNOWN AS INTERNATIONAL BALER CORP.

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints LaRita R. Boren and Ronald L. McDaniel as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.01 par value per share, of International Baler Corp. (the "Company") held of record by the undersigned on March 4, 2009 at the Annual Meeting of stockholders to be held at the offices of the Company, 5400 Rio Grande Avenue, Jacksonville, Florida 32254, on Monday, April 20, 2009 at 10:00 A.M. local time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

PLEASE MARK BOXES / / IN BLUE OR BLACK INK.

1. Election of two Class II Directors: Ronald L. McDaniel and D. Roger Griffin (MARK ONLY ONE OF THE TWO BOXES FOR THIS ITEM)

     / / VOTE FOR all nominees named above except those who may be named on this line:

          ___________________________________________________________________

                                      (OR)

     / /  VOTE WITHHELD as to all nominees named above.


2. Proposal to ratify appointment of KPMG LLP as the Company's independent certified public accountants:

         FOR  / /                 AGAINST  / /                ABSTAIN  / /


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted "FOR" Proposals 1 and 2.

     PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

     PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                               Dated: _________________, 2009


                                               X ____________________________
                                                         Signature

                                               X ____________________________
                                                        Print Name(s)

                                               X ____________________________
                                                 Signature, if held jointly